UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 12, 2008

(Date of earliest event reported)

First Financial Service Corporation

(Exact name of registrant as specified in its charter)

Securities and Exchange Commission File Number: 0-18832

KENTUCKY

61-1168311

(State or other jurisdiction

(I.R.S. Employer Identification No.)

of incorporation or organization)

2323 Ring Road, Elizabethtown, Kentucky, 42701

(Address of principal executive offices) (Zip Code)

Registrant’s telephone, including area code:  (270) 765-2131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01:  Other Events

On December 12, 2008, First Financial Service Corporation announced that its wholly-owned subsidiary, First Federal Savings Bank, has elected to continue to participate in the Transaction Account Guarantee Program.  Additionally, First Financial Service Corporation and First Federal Savings Bank have also elected to continue to participate in the Debt Guarantee Program.  A copy of the press release is filed with this report as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01:  Financial Statements and Exhibits

(d)         Exhibits

Exhibit Number	Description
99.1	Press Release dated December 12, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL SERVICE CORPORATION

Date: December 12, 2008	By:	/s/ Steven M. Zagar
Steven M. Zagar
Chief Financial Officer &
Chief Accounting Officer